UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 21, 2026, Azitra, Inc. (the “Company”) issued a press release announcing that on August 19, 2026, the Company received a letter from NYSE Regulation confirming that the Company has regained compliance with the continued listing standards of the NYSE American LLC (“NYSE American”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The letter stated that the Company is back in compliance with all of the NYSE American continued listing standards set forth in Part 10 of the NYSE American Company Guide (the “Company Guide”). Specifically, the Company resolved the previously identified deficiencies under Sections 1003(a)(ii) and (iii) of the Company Guide. As a result, the “below compliance” (“.BC”) indicator will be removed from the Company’s trading symbol for its common stock and the Company will be taken off NYSE American’s list of noncompliant issuers on its website. The Company will remain subject to NYSE American’s continued listing monitoring procedures and remains committed to maintaining strong financial discipline and governance going forward. In accordance with Section 1009(h) of the Company Guide, if the Company is again determined to be below any of the continued listing standards within 12 months of the date of the letter, NYSE American will examine the relationship between the two incidents of noncompliance and re-evaluate the Company’s method of financial recovery from the first incident. NYSE American will then take the appropriate action, which, depending on the circumstances, may include truncating the compliance procedures described Section 1009 of the Company Guide or immediately initiating delisting proceedings.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to risks related to NYSE American compliance, clinical development, regulatory approval, and other factors described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated August 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: August 21, 2026	By:	/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer